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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    ---------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    ---------------------------------------


Date of Report (Date of earliest event reported)    August 10, 2004
                                                -----------------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-26534                13-3671221
----------------------------         ------------         -------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)


     4 Science Park, New Haven, CT                               06511
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (203) 498-4210
                                                    --------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. Results of Operations and Financial Condition.

     On August 10, 2004, Vion Pharmaceuticals, Inc. issued the press release announcing financial results for the second quarter and six months ended June 30, 2004.

     A copy of this press release is annexed hereto as Exhibit 99.1.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VION PHARMACEUTICALS, INC.

Date: August 10, 2004              By: /s/ Howard B. Johnson
                                       -----------------------
                                   Name:  Howard B. Johnson
                                   Title: President and Chief Financial Officer